UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2021 (October 21, 2021)

M3-BRIGADE ACQUISITION III CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40949	86-3185502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable public warrant	MBSC.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	MBSC	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MBSC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On October 26, 2021, M3-Brigade Acquisition III Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one public warrant of the Company (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on May 11, 2021, as later amended (File No. 333-256017) and the Company’s registration statement on Form S-1 MEF, filed with the Securities and Exchange Commission on October 21, 2021 (File No. 333-260423). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An underwriting agreement, dated October 21, 2021, between the Company and Cantor Fitzgerald and Co. (“Cantor”), as representative of the underwriters, a copy of which is attached as exhibit 1.1 hereto and incorporated herein by reference.

•

A public warrant agreement, dated October 21, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as exhibit 4.1 hereto and incorporated herein by reference.

•

A private warrant agreement, dated October 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as exhibit 4.2 hereto and incorporated herein by reference.

•

A letter agreement, dated October 21, 2021 (the “Letter Agreement”), among the Company and the Company’s officers and directors and the Company’s sponsor, M3-Brigade Sponsor III LP (the “Sponsor”), a copy of which is attached as exhibit 10.1 hereto and incorporated herein by reference.

•

An investment management trust agreement, dated October 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as exhibit 10.2 hereto and incorporated herein by reference.

•

A registration and stockholder rights agreement, dated October 21, 2021, among the Company and certain security holders, a copy of which is attached as exhibit 10.3 hereto and incorporated herein by reference.

•	A private placement warrants purchase agreement, dated October 21, 2021, between the Company and the Sponsor, a copy of which is attached as exhibit 10.4 hereto and incorporated herein by reference.

•	A private placement warrants purchase agreement, dated October 21, 2021, between the Company and Cantor, a copy of which is attached as exhibit 10.5 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Mohsin Meghji, a copy of which is attached as exhibit 10.6 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Matthew Perkal, a copy of which is attached as exhibit 10.7 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Chris Chaice, a copy of which is attached as exhibit 10.8 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and William Gallagher, a copy of which is attached as exhibit 10.9 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Charles Garner, a copy of which is attached as exhibit 10.10 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Christopher Good, a copy of which is attached as exhibit 10.11 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Kallie Steffes, a copy of which is attached as exhibit 10.12 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Frederick Arnold, a copy of which is attached as exhibit 10.13 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Benjamin Fader-Rattner, a copy of which is attached as exhibit 10.14 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Scott Malpass, a copy of which is attached as exhibit 10.15 hereto and incorporated herein by reference.

•	An indemnity agreement, dated October 21, 2021, between the Company and Steven Vincent, a copy of which is attached as exhibit 10.16 hereto and incorporated herein by reference.

•

A forward purchase agreement, dated October 21, 2021, by and between the Company and M3-Brigade FPA LP, an affiliate of the Sponsor, a copy of which is attached as exhibit 10.17 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,526,667 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Sponsor and Cantor, generating gross proceeds to the Company of $11,290,000.50. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that : (1) they will not be redeemable by the Company; (2) they (including the Class A common stock issuable upon exercise of these private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) the holders thereof (including with respect to the shares of common stock issuable upon exercise of these warrants) are entitled to registration rights.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2021, in connection with the IPO, Mr. Frederick Arnold, Mr. Benjamin Fader-Rattner, Mr. Scott Malpass and Mr. Steven Vincent were appointed to the board of directors of the Company (the “Board”). Each of Mr. Arnold, Mr. Fader-Rattner and Mr. Malpass is an independent director. Effective October 21, 2021, Mr. Arnold, Mr. Fader-Rattner and Mr. Malpass were appointed to the Audit Committee of the Board, with Mr. Arnold serving as the chairman of the Audit Committee. Effective October 21, 2021, Mr. Mohsin Meghji and Mr. Fader-Rattner were appointed to the Compensation Committee of the Board, with Mr. Meghji serving as the chairman of the Compensation Committee. Effective October 21, 2021, Mr. Arnold, Mr. Malpass and Mr. Vincent were appointed to the Nominating and Corporate Governance Committee of the Board, with Mr. Vincent serving as the chairman of the Nominating Committee.

On October 21, 2021, in connection with their appointments to the Board, each of Mr. Meghji, Mr. Arnold, Mr. Fader-Rattner, Mr. Malpass and Mr. Vincent entered into the Letter Agreement as well as an indemnity agreement with the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the indemnity agreements, copies of which are attached as Exhibit 10.1 and 10.6 through 10.16 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2021, in connection with the IPO, the Company adopted the amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”), which became effective on October 22, 2021, which both amends and restates the provisions of the original certificate of incorporation of the Company. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

$303 million was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, or working capital expenses and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with the shares of Class A Common Stock that the Company’s public shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of the public shares of Class A Common Stock properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of the shares of Class A Common Stock the right to have their shares of Class A Common Stock redeemed in connection with the Company’s initial business combination or to redeem 100% of the public shares of Class A Common Stock if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 24 months from the closing of the IPO, as provided by Section 9.1(c) of the Company’s amended and restated certificate of incorporation) or (B) with respect to any other provision relating to the rights of holders of the shares of Class A Common Stock, and (c) the redemption of the public shares of Class A Common Stock if the Company has not consummated its business combination within 12 months from the closing of the IPO (or up to 24 months from the closing of the IPO, as provided by Section 9.1(c) of the Company’s amended and restated certificate of incorporation), subject to applicable law.

On October 21, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 26, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 21, 2021, between the Company and Cantor, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Public Warrant Agreement, dated October 21, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Private Warrant Agreement, dated October 21, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 21, 2021, among the Company and the Company’s officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated October 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration and Stockholder Rights Agreement, dated October 21, 2021, among the Company and certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated October 21, 2021, between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated October 21, 2021, between the Company and Cantor.

10.6	Indemnity Agreement, dated October 21, 2021, between the Company and Mohsin Meghji.

10.7	Indemnity Agreement, dated October 21, 2021, between the Company and Matthew Perkal.

10.8	Indemnity Agreement, dated October 21, 2021, between the Company and Chris Chaice.

10.9	Indemnity Agreement, dated October 21, 2021, between the Company and William Gallagher.

10.10	Indemnity Agreement, dated October 21, 2021, between the Company and Charles Garner.

10.11	Indemnity Agreement, dated October 21, 2021, between the Company and Christopher Good.

10.12	Indemnity Agreement, dated October 21, 2021, between the Company and Kallie Steffes.

10.13	Indemnity Agreement, dated October 21, 2021, between the Company and Frederick Arnold.

10.14	Indemnity Agreement, dated October 21, 2021, between the Company and Benjamin Fader-Rattner.

Exhibit No.	Description of Exhibits

10.15	Indemnity Agreement, dated October 21, 2021, between the Company and Scott Malpass.

10.16	Indemnity Agreement, dated October 21, 2021, between the Company and Steven Vincent.

10.17	Forward Purchase Agreement, dated October 21, 2021, by and between the Company and M3-Brigade III FPA LP, an affiliate of the Sponsor.

99.1	Press Release, dated October 21, 2021.

99.2	Press Release, dated October 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-Brigade Acquisition III Corp.
Date: October 27, 2021	By:	/s/ Christopher Good
		Name:	Christopher Good
		Title:	Chief Financial Officer